SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2004


                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-26192                                                   41-1716250
(Commission File Number)                                         (IRS Employer
                                                             Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 937-9611
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

     On May 18, 2004, the Registrant issued a press release announcing that Sean Lafleur, chairman and chief executive officer, will be resigning as CEO at the next meeting of the Company's Board of Directors, June 9, 2004. Lafleur will remain chairman of the board. Effective June 9, the Board of Directors will name Bill Wolff, the Company's chief operating officer and chief financial officer, as its CEO. The full text of the press releases is set forth in Exhibit 99.1, which is attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           99.1     Press Release dated May 18, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MAKEMUSIC! INC.


                                              By       /s/ Philip Sean Lafleur
Date:  May 19, 2004                              -------------------------------
                                                       Philip Sean Lafleur,
                                                       Chief Executive Officer

                                  EXHIBIT INDEX

                                 MakeMusic! Inc.
                             Form 8-K Current Report




Exhibit Number                      Description
--------------                      -----------
         99.1                       Press Release dated May 18, 2004